EXHIBIT 10.25

EXECUTION VERSION

WAIVER AND FOURTH AMENDING AGREEMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

dated as of October 24, 2014

ALTALINK INVESTMENT MANAGEMENT LTD.,
in its capacity as general partner of
ALTALINK INVESTMENTS, L.P .,

as Borrower,

- and -

ALTALINK INVESTMENT MANAGEMENT LTD.,

as General Partner,

- and -

ROYAL BANK OF CANADA,

as Administrative Agent of the Lenders, and as Lender,

- and -

THE LENDERS PARTY HERETO,

as Lenders

LEGAL_1:31736474.9

WAIVER AND FOURTH AMENDING AGREEMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT, dated as of October 24, 2014 among AltaLink Investment Management Ltd., in its capacity as general partner of AltaLink Investments, L.P., as Borrower, AltaLink Investment Management Ltd., as General Partner, Royal Bank of Canada, as Agent on behalf of itself as Lender and the other Lenders party hereto.

RECITALS

WHEREAS AltaLink Investment Management Ltd., in its capacity as general partner of AltaLink Investments, L.P., as Borrower, Royal Bank of Canada, as Agent on behalf of itself as Lender and the other Lenders are parties to an Amended and Restated Credit Agreement made as of December 14, 2011 (as amended by a first amending agreement dated as of April 27, 2012, a second amending agreement dated as of December 14, 2012 and a third amending agreement dated as of December 16, 2013, the "Original Credit Agreement");

AND WHEREAS MidAmerican (Alberta) Canada Holdings Corporation is acquiring, directly or indirectly, all of the issued and outstanding capital in the Borrower and the General Partner resulting in a Change of Control under the Original Credit Agreement (the "Berkshire Change of Control");

AND WHEREAS the Borrower has requested that the Lenders waive any Default or Event of Default arising from the Berkshire Change of Control and the Lenders have agreed to the provision of such waiver in the manner and on the terms and conditions provided for herein;

AND WHEREAS the Borrower, the General Partner, the Lenders and the Agent have agreed to amend certain provisions of the Original Credit Agreement in the manner and on the terms and conditions provided for herein.

NOW THEREFORE for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1
DEFINITIONS

1.1    Definitions

All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Original Credit Agreement.

ARTICLE 2
AMENDMENTS

2.1
Amendment to Definitions of Bond Delivery Agreement and Third Supplemental Indenture. The parties hereto confirm that the definitions of "Bond Delivery Agreement" and "Third Supplemental Indenture" in the Original Credit Agreement shall be amended by replacing the references to "dated as of the date hereof' in such definitions with references to "dated as of December 15, 2010".

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2.2
Amendment to Definition of Change of Control. The parties hereto confirm that the definition of "Change of Control" in the Original Credit Agreement shall be amended by replacing the references to "SNC Lavalin Group Inc." and "SNC-Lavalin Group Inc.", respectively, in parts (c) and (d) of such definition with references to "Berkshire Hathaway Energy Company".

2.3
Amendment to Section 10.15 - Investments. The parties hereto confirm that Section 10.15 of the Original Credit Agreement shall be amended so that the reference to "SNC Lavalin Group Inc." in such Section is replaced with a reference to "Berkshire Hathaway Energy Company".

2.4
Amendment to Article 10. The parties hereto confirm that Article 10 of the Original Credit Agreement shall be amended by adding the following new Section 10.26 immediately after Section 10.25 in the Original Credit Agreement:

"10.26 Ratings Confirmation

The Borrower shall furnish to the Agent by no later than 90 days following the Berkshire Change of Control (as hereafter defined), confirmations from S&P and DBRS taking into account the direct or indirect acquisition by MidAmerican (Alberta) Canada Holdings Corporation of the issued and outstanding capital in the Borrower and the General Partner (the "Berkshire Change of Control") that the long term public debt rating of the Borrower shall not be lower than BBB- or BBB(low)."

2.5
Amendment to Section 12.l(c). The parties hereto confirm that Section 12.l(c) of the Original Credit Agreement shall be amended by: (a) Changing the heading of such Section to "Default in Certain Covenants"; (b) replacing the word "and" in the fourth line of part (i) of such Section with a comma; and (c) adding "and 10.26" immediately following "10.23" in part (i) of such Section.

2.6	Amendment to Schedule 9.l(a). The parties hereto confirm that Schedule 9.l(a) in the Original Credit Agreement is hereby replaced with Schedule 9.l(a) attached hereto.

ARTICLE 3
WAIVER

3.1    Waiver

Subject to the conditions set forth herein, each of the Lenders agrees to waive any Default or Event of Default arising under Section 12.1 (m) of the Original Credit Agreement as a result of the Berkshire Change of Control.

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ARTICLE 4
CONDITIONS PRECEDENT

4.1 Conditions Precedent

This Waiver and Fourth Amending Agreement shall become effective if and when:

(a)	the Agent shall have received this Waiver and Fourth Amending Agreement duly executed and delivered by the Agent, the Lenders, the Borrower and the General Partner; and

(b)	the Administrative Agent shall have received notice from the Borrower that the Berkshire Change of Control shall have been consummated at a date occurring on or before March 31, 2015,

provided that the effective date of the waiver in Section 3.1 shall be deemed to be the Business Day immediately prior to the Berkshire Change of Control (so long as the above conditions have been met).

ARTICLE 5
REPRESENTATIONS AND WARRANTIES

5.1    Representations and Warranties True and Correct;No Default or Event of Default

The Borrower and General Partner each hereby represents and warrants to the Agent and the Lenders that after giving effect to this Waiver and Fourth Amending Agreement, (i) each of the representations and warranties of the Borrower and the General Partner, as the case may be, contained in the Original Credit Agreement and each of the other Loan Documents is true and correct on, and as of the date hereof as if made on such date (except to the extent that such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted or expressly contemplated by the Original Credit Agreement) and (ii) no event has occurred and is continuing which constitutes or would constitute a Default or an Event of Default other than the Berkshire Change of Control.

ARTICLE 6
MISCELLANEOUS

6.1    No Other Amendments, Waivers or Consents

Except as expressly set forth herein, the Original Credit Agreement and all Loan Documents shall be unmodified and shall continue to be in full force and effect in accordance with their terms. The execution, delivery and effectiveness of the waiver and amendments in this Waiver and Fourth Amending Agreement shall not be deemed to be a waiver of compliance in the future or a waiver of any preceding or succeeding breach of any covenant or provision of the Original Credit Agreement except as expressly set out in Section 3. I hereof.

6.2    Time

Time is of the essence in the performance of the parties' respective obligations in this Waiver and Fourth Amending Agreement.

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6.3    Governing Law

This Waiver and Fourth Amending Agreement is a contract made under and shall be governed by and construed in accordance with the laws of the Province of Alberta and the federal laws of Canada applicable therein.

6.4    Successors and Assigns

This Waiver and Fourth Amending Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and any assigns, transferees and endorsees of the Agent or any Lender. Nothing in this Waiver and Fourth Amending Agreement, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Waiver and Fourth Amending Agreement.

6.5    Counterparts

This Waiver and Fourth Amending Agreement may be executed by the parties hereto in counterparts and may be executed and delivered by facsimile or other electronic means and all such counterparts and facsimiles shall together constitute one and the same agreement.

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IN WITNESS OF WHICH the parties hereto have duly executed this Waiver and Fourth Amending Agreement as of the date set forth on the first page of this Agreement.

ALTALINK INVESTMENT
MANAGEMENT LTD.,
in its capacity as General Partner of
ALTALINK INVESTMENTS, L.P.

By:	/s/ Robert W. Schmidt
Name: Robert W. Schmidt
Title: Vice President, Finance

ALTALINK INVESTMENT
MANAGEMENT LTD.,

By:	/s/ Robert W. Schmidt
Name: Robert W. Schmidt
Title: Vice President, Finance

RHC- Altaiink Waiver and Fourth AmendingAgreement to Amended and Restated Credit Agreement

ROYAL BANK OF CANADA,
as Agent,

By:	/s/ Yvonne Bratter
Name: Yvonne Bratter
Title: Manager, Agency

RHC- Altaiink Waiver and Fourth AmendingAgreement to Amended and Restated Credit Agreement

ROYAL BANK OF CANADA,
as Lender

By:	/s/ Timothy P. Murray
Name: Timothy P. Murray
Title: Authorized Signatory
By:
Name:
Title:

RHC- Altaiink Waiver and Fourth AmendingAgreement to Amended and Restated Credit Agreement

BANK OF MONTREAL,
as Lender

By:	/s/ Jennifer Guo
Name: Jennifer Guo
Title: Associate

By:	/s/ Carol McDonald
Name: Carol McDonald
Title: Vice President

RHC- Altaiink Waiver and Fourth AmendingAgreement to Amended and Restated Credit Agreement

ALBERTA TREASURY BRANCHES.
as Lender

By:	/s/ Tim Poole
Name: Tim Poole
Title: Senior Director

By:	/s/ Trevor Guinard
Name: Trevor Guinard
Title: Senior Associate Director

RHC- Altaiink Waiver and Fourth AmendingAgreement to Amended and Restated Credit Agreement

BANK OF NOVA SCOTIA
as Lender

By:	/s/ Bradley Walker
Name: Bradley Walker
Title: Director

By:	/s/ Mathew Hartnol
Name: Mathew Hartnoli
Title: Associate Director

RHC- Altaiink Waiver and Fourth AmendingAgreement to Amended and Restated Credit Agreement

NATIONAL BANK OF CANADA
as Lender

By:	/s/ John Niedermier
Name: John Niedermier
Title: Authorized Signatory

By:	/s/ Elin Ingolfsson
Name: Elin Ingolfsson
Title: Authorized Signatory

RHC- Altaiink Waiver and Fourth AmendingAgreement to Amended and Restated Credit Agreement